               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 1997



                    AMERICAN EXPRESS COMPANY

-----------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



           New York                   1-7657       13-4922250
--------------------------------   --------------  ------------
(State or other jurisdiction       (Commission    (IRS Employer
      of incorporation)            File Number)   Identification)


200 Vesey Street, World Financial Center
New York, New York                                      10285
------------------------------------------------       ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (212) 640-2000
                                                   --------------




------------------------------------------------------------------
  (Former name or former address, if changed since last report.)

Item 5.  Other Events

        On January 27, 1997, American Express Company issued the following press release:

NEW YORK, January 27, 1997 -- American Express Company today reported 1996 operating income of $1.74 billion, excluding two fourth quarter items: a $300 million gain (after-tax) on the exchange of DECS for shares of common stock of First Data Corporation and a $138 million restructuring charge (after-tax), primarily at Travel Related Services. The 1996 results are 11 percent higher than 1995 net income of $1.56 billion. On a per share basis, earnings were $3.57, compared with $3.11 a year ago, an increase of 15 percent.

Including the gain and restructuring charge in 1996, net income was $1.90 billion, up 22 percent from a year ago. On a per share basis, net income increased 25 percent to $3.90.

For the fourth quarter, American Express reported operating income of $433 million, or $0.90 per share, excluding the gain and the restructuring charge, compared with net income of $384 million, or $0.77 per share a year ago, an increase of 17 percent. Including the gain and the restructuring charge, fourth quarter 1996 net income was $595 million, or $1.23 per share.

Travel Related Services (TRS) reported 1996 operating income of $1.23 billion, up 13 percent from $1.09 billion a year ago. The 1996 results exclude a fourth-quarter restructuring charge of $125 million ($196 million pre-tax). The 1995 amount excludes the income of AMEX Life, a subsidiary sold in October 1995.

Including the restructuring charge in 1996 and AMEX Life's results in 1995, TRS' net income was $1.11 billion compared with $1.12 billion a year ago.

The fourth quarter restructuring charge reflects TRS' costs of continuing to reengineer its Card and Travel businesses, approximately two-thirds of which relate to international markets. The charge includes $70 million in severance related to a reduction in force of approximately 3,300 employees and $55 million related to the closing of certain leased facilities, the consolidation of other operations and the write-down of certain assets or the termination of contractual obligations. It is expected that these initiatives will be implemented in 1997 and that the savings will be reinvested into the business with no material immediate impact on future earnings.

Excluding the revenues for AMEX Life, TRS' revenues increased approximately 5 percent compared with a year ago. Excluding the 1996 restructuring charge and the AMEX Life expenses in 1995, TRS' expenses were up approximately 4 percent compared with last year.

Net revenues reflect higher worldwide billed business on American Express Cards and growth in Cardmember loans outstanding. Billed business rose due to higher spending per Cardmember, attributable in part to the benefits of rewards programs and expanded merchant coverage, as well as a greater number of cards outstanding. These were partially offset by a decrease in net card fees, in line with the company's strategy of building its lending portfolio through the issuance of low- and no-fee credit cards.

The charge card provision for losses declined slightly with improving credit quality, particularly in Latin America. The lending provision for losses rose primarily reflecting growth in outstanding loans.

The increase in operating expenses resulted from the cost of Cardmember loyalty programs, business growth and investment spending.

Excluding the restructuring charge, TRS reported fourth quarter operating income of $299 million, compared with $266 million in the 1995 fourth quarter. Including the charge, TRS' fourth quarter 1996 net income was $174 million.

American Express Financial Advisors (AEFA) reported record net income in 1996 of $594 million, 18 percent above the $503 million reported in 1995.

Revenue and earnings growth benefited primarily from higher fee revenues due to an increase in managed assets and growth in distribution fees primarily from sales of mutual funds.

Record sales were reported for mutual funds and life and other insurance products. Sales of annuities increased over last year, while sales of investment certificates decreased.

AEFA reported record fourth quarter net income of $155 million, compared with $133 million in the 1995 fourth quarter.

American Express Bank (AEB) reported 1996 net income of $68 million, a 12 percent decrease from $77 million in 1995.

The decline in earnings reflects lower revenues and a higher provision for loan losses, partly offset by reduced expenses. The decrease in revenues and expenses reflects, in part, the effect of the Bank's continued efforts to focus on strategic markets and eliminate low return activities. The increase in the provision for credit losses was due to loan growth and write-offs.

AEB reported fourth quarter net income of $17 million, compared with $21 million in the 1995 fourth quarter.

Corporate and Other reported 1996 net expenses of $153 million, excluding the $300 million after-tax gain on the exchange of DECS
($480 million pre-tax) and a charge primarily related to the early retirement of debt. This compares with net expenses of $141 million a year ago. Including these items, Corporate and Other reported 1996 net income of $134 million. Both years include the Company's share of the Travelers Inc. revenue and net income participations in accordance with an agreement related to the 1993 sale of the Shearson Lehman Brothers Division, which was offset by expenses related to certain business building initiatives.

For the fourth quarter, net expenses were $38 million, excluding the above gain and charge, compared with net expenses of $36 million a year ago. Including these items, Corporate and Other fourth quarter 1996 net income was $249 million.

American Express Company, a global travel, financial and network services provider founded in 1850, provides customers with a variety of products and services consistent with its brand. The Company provides individuals with charge and credit cards, travelers cheques and other stored value products. It also offers financial planning, brokerage services, mutual funds, insurance and other investment products.

   Through its family of Corporate Card services, American Express helps companies and institutions manage their travel, entertainment and purchasing expenses. It provides investment management services and administers pension and other employee benefit plans. The Company also offers accounting and tax preparation to small businesses, and financial education services to employees at their places of work.

   As the world's largest travel agency, American Express offers travel and related consulting services to individuals and corporations around the globe. The Company also provides banking services to corporations, wealthy entrepreneurs, financial institutions and retail customers outside the United States.

                        American Express Company
                        ------------------------
                           Financial Summary
                           -----------------
                              (Unaudited)

(Dollars in millions, except per share amounts)

                                  Quarter Ended
                                   December 31,       Percentage
                                  1996      1995      Inc/(Dec)
                                  --------------      ----------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services         $3,059   $2,927          4.5%
  American Express
   Financial Advisors              1,069      973           9.8
  American Express Bank              156      158          (1.0)
                                  -------  ------
                                   4,284    4,058           5.6
  Corporate and Other,
   including adjustments and
    eliminations                     (27)     (10)            #
                                  -------   ------
CONSOLIDATED REVENUES (A)         $4,257   $4,048           5.1
                                  =======   ======

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)       $403     $371           8.5%
  American Express
   Financial Advisors                228      203          12.3
  American Express Bank               26       32         (16.8)
                                   -------  -----
                                     657      606           8.5

  Corporate and Other (C)            (78)     (65)        (21.5)
                                   -------   -----
PRETAX OPERATING INCOME             $579     $541           6.9
                                   =======   =====

Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)       $299     $266          12.3%
  American Express
   Financial Advisors                155      133          16.5
  American Express Bank               17       21         (18.4)
                                   -------   -----
                                     471      420          12.1

  Corporate and Other(C)             (38)     (36)         (7.3)
                                   -------   -----
OPERATING INCOME                    $433     $384          12.6
FDC Gain/(Restructuring)             162        0             -
                                    ------   -----
NET INCOME                          $595     $384           54.7
                                    ======   =====
OPERATING INCOME PER COMMON SHARE  $0.90     $0.77          16.9
FDC Gain/(Restructuring)           $0.33     $0.00             -
                                   -------   ------
NET INCOME PER COMMON SHARE        $1.23     $0.77          59.7
                                   =======   ======
Cash dividends declared per
 common share                      $0.225   $0.225
                                   ======   =======
Average common shares
 outstanding (000's)              482,065  493,326
                                  =======  =======

                                   Year Ended
                                   December 31,       Percentage
                                  1996      1995      Inc/(Dec)
                                  --------------      ----------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services         $11,630  $11,542         0.8%
  American Express
   Financial Advisors               4,110    3,691         11.3
  American Express Bank               591      643         (7.9)
                                  --------  -------
                                   16,331   15,876          2.9
  Corporate and Other,
   including adjustments
    and eliminations                  (94)     (35)           #
                                  -------- --------
CONSOLIDATED REVENUES (A)         $16,237  $15,841          2.5
                                  =======  ========

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)      $1,719   $1,579         8.8%
  American Express
   Financial Advisors                 885      755         17.2
  American Express Bank               105      115         (8.2)
                                    -------  -------
                                    2,709    2,449         10.6
  Corporate and Other (C)            (309)    (266)       (16.0)
                                    -------  -------
PRETAX OPERATING INCOME            $2,400   $2,183         10.0
                                    =======  =======

Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)      $1,230   $1,125          9.4%
  American Express
   Financial Advisors                 594      503         18.0
  American Express Bank                68       77        (12.1)
                                   --------  -------
                                    1,892    1,705         11.0
  Corporate and Other(C)             (153)    (141)        (7.8)
                                   --------  -------
OPERATING INCOME                   $1,739   $1,564         11.2
FDC Gain/(Restructuring)              162        0            -
                                   --------  -------
NET INCOME                         $1,901    $1,564        21.6
                                   =======   =======
OPERATING INCOME PER COMMON SHARE   $3.57     $3.11        14.8
FDC Gain/(Restructuring)            $0.33     $0.00          -
                                   -------   -------
NET INCOME PER COMMON SHARE         $3.90     $3.11        25.4
                                   =======   =======
Cash dividends declared
 per common share                   $0.90     $0.90
                                   =======   =======
Average common shares
 outstanding (000's)              485,595    497,953
                                  =======    =======

(A) Revenues are reported net of interest expense, where applicable.
(B) TRS' results for the quarter and year ended December 31, 1996 exclude a pretax restructuring charge of $196 million
    ($125 million after-tax).
(C) Corporate and Other for the quarter and year ended
    December 31, 1996 exclude a pretax gain of $480 million
    ($300 million after-tax) on the exchange of the Company's DECS (Debt Exchangeable for Common Stock) for shares of common stock of First Data Corporation and a $20 million pretax charge ($13 million after-tax) related to the early retirement of debt and certain restructuring costs.

 #   Denotes variance of more than 100%.

                        American Express Company
                        ------------------------
                    Selected Statistical Information
                    --------------------------------
                               (Unaudited)

                                  Quarter Ended
                                   December 31,       Percentage
                                  1996      1995       Inc/(Dec)
                                  --------------      ----------
Return on Average Equity*         22.8%    22.0%              -
Common Shares Outstanding
  (millions)                      472.9    483.1          (2.1%)
Book Value per Common Share:
     Actual                      $18.04   $16.60             8.7
     Pro Forma**                 $17.22   $14.79            16.4
Shareholders' Equity
  (billions)                       $8.5     $8.2             3.7

                                   Year Ended
                                   December 31,       Percentage
                                  1996      1995       Inc/(Dec)
                                  --------------      ----------
Return on Average Equity*         22.8%    22.0%             -
Common Shares Outstanding
 (millions)                       472.9    483.1          (2.1%)
Book Value per Common Share:
     Actual                      $18.04   $16.60             8.7
     Pro Forma**                 $17.22   $14.79            16.4
Shareholders' Equity
 (billions)                        $8.5     $8.2             3.7

* Excluding the effect of SFAS #115 and, for the quarter and year ended December 31, 1996, the $300 million gain on the exchange of the Company's DECS and a $138 million restructuring charge.
** Excluding the effect of SFAS #115.

                     American Express Company
                     ------------------------
                         Financial Summary
                         -----------------
                           (Unaudited)

(Dollars in millions, except per share amounts)

                                                Quarter Ended
                                              December 31, 1996
                                              -----------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                             $3,059
     American Express Financial Advisors                  1,069
     American Express Bank                                  156
                                                        -------
                                                          4,284
     Corporate and Other,
        including adjustments and eliminations              (27)
                                                        --------
CONSOLIDATED REVENUES (A)                                $4,257
                                                        ========
Pretax Operating Income by Industry Segment
-------------------------------------------
     Travel Related Services (B)                           $403
     American Express Financial Advisors                    228
     American Express Bank                                   26
                                                        --------
                                                            657
     Corporate and Other (C)                                (78)
                                                        --------
PRETAX OPERATING INCOME                                    $579
                                                        ========
Operating Income by Industry Segment
------------------------------------
     Travel Related Services (B)                           $299
     American Express Financial Advisors                    155
     American Express Bank                                   17
                                                        --------
                                                            471
     Corporate and Other(C)                                 (38)
                                                        --------
OPERATING INCOME                                           $433
FDC Gain/(Restructuring)                                    162
                                                        -------
NET INCOME                                                 $595
                                                        ========
OPERATING INCOME PER COMMON SHARE                         $0.90
FDC Gain/(Restructuring)                                  $0.33
                                                        --------
NET INCOME PER COMMON SHARE                               $1.23
                                                        ========
Cash dividends declared per common share                 $0.225
                                                        ========
Average common shares outstanding (000's)               482,065
                                                        ========
                                               Quarter Ended
                                             September 30, 1996
                                             ------------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                             $2,920
     American Express Financial Advisors                  1,021
     American Express Bank                                  151
                                                        --------
                                                          4,092
     Corporate and Other,
        including adjustments and eliminations              (36)
                                                        --------
CONSOLIDATED REVENUES (A)                                $4,056
                                                        ========
Pretax Operating Income by Industry Segment
-------------------------------------------
     Travel Related Services (B)                           $441
     American Express Financial Advisors                    230
     American Express Bank                                   28
                                                        --------
                                                            699
     Corporate and Other (C)                                (78)
                                                        --------
PRETAX OPERATING INCOME                                     $621
                                                        ========
Operating Income by Industry Segment
------------------------------------
     Travel Related Services (B)                           $323
     American Express Financial Advisors                    156
     American Express Bank                                   18
                                                        --------
                                                            497
     Corporate and Other(C)                                 (39)
                                                        --------
OPERATING INCOME                                           $458
FDC Gain/(Restructuring)                                      0
                                                        --------
NET INCOME                                                 $458
                                                        ========
OPERATING INCOME PER COMMON SHARE                          $0.95
FDC Gain/(Restructuring)                                   $0.00
                                                         -------
NET INCOME PER COMMON SHARE                                $0.95
                                                        ========
Cash dividends declared per common share                  $0.225
                                                        ========
Average common shares outstanding (000's)                481,865
                                                        ========

                                                  Quarter Ended
                                                  June 30, 1996
                                                  -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $2,901
     American Express Financial Advisors                 1,017
     American Express Bank                                 140
                                                       --------
                                                         4,058
     Corporate and Other,
        including adjustments and eliminations             (14)
                                                       --------
CONSOLIDATED REVENUES (A)                               $4,044
                                                       ========
Pretax Operating Income by Industry Segment
-------------------------------------------
     Travel Related Services (B)                          $459
     American Express Financial Advisors                   231
     American Express Bank                                  22
                                                       --------
                                                           712
     Corporate and Other (C)                               (76)
                                                       --------
PRETAX OPERATING INCOME                                    $636
                                                       ========
Operating Income by Industry Segment
------------------------------------
     Travel Related Services (B)                          $322
     American Express Financial Advisors                   153
     American Express Bank                                  14
                                                       --------
                                                           489
     Corporate and Other(C)                                (37)
                                                       --------
OPERATING INCOME                                          $452
FDC Gain/(Restructuring)                                     0
                                                       --------
NET INCOME                                                $452
                                                       ========
OPERATING INCOME PER COMMON SHARE                        $0.93
FDC Gain/(Restructuring)                                 $0.00
                                                        --------
NET INCOME PER COMMON SHARE                              $0.93
                                                       ========
Cash dividends declared per common share                $0.225
                                                       ========
Average common shares outstanding (000's)              487,048
                                                       ========
                                                 Quarter Ended
                                                 March 31, 1996
                                                 --------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $2,750
     American Express Financial Advisors                 1,003
     American Express Bank                                 146
                                                       --------
                                                         3,899
     Corporate and Other,
        including adjustments and eliminations             (17)
                                                        --------
CONSOLIDATED REVENUES (A)                               $3,882
                                                        ========
Pretax Operating Income by Industry Segment
-------------------------------------------
     Travel Related Services (B)                          $416
     American Express Financial Advisors                   196
     American Express Bank                                  29
                                                        --------
                                                           641
     Corporate and Other (C)                               (76)
                                                        --------
PRETAX OPERATING INCOME                                    $565
                                                        ========
Operating Income by Industry Segment
------------------------------------
     Travel Related Services (B)                          $286
     American Express Financial Advisors                   130
     American Express Bank                                  19
                                                        --------
                                                           435
     Corporate and Other(C)                                (39)
                                                        --------
OPERATING INCOME                                           $396
FDC Gain/(Restructuring)                                      0
                                                        --------
NET INCOME                                                 $396
                                                        ========
OPERATING INCOME PER COMMON SHARE                         $0.80
FDC Gain/(Restructuring)                                  $0.00
                                                        --------
NET INCOME PER COMMON SHARE                               $0.80
                                                        ========
Cash dividends declared per common share                 $0.225
                                                        ========
Average common shares outstanding (000's)               490,610
                                                        ========
                                                Quarter Ended
                                              December 31, 1995
                                              -----------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $2,927
     American Express Financial Advisors                   973
     American Express Bank                                 158
                                                       --------
                                                         4,058
     Corporate and Other,
        including adjustments and eliminations             (10)
                                                       --------
CONSOLIDATED REVENUES (A)                               $4,048
                                                       ========
Pretax Operating Income by Industry Segment
-------------------------------------------
     Travel Related Services (B)                          $371
     American Express Financial Advisors                   203
     American Express Bank                                  32
                                                       --------
                                                           606
     Corporate and Other (C)                               (65)
                                                       --------
PRETAX OPERATING INCOME                                   $541
                                                       ========
Operating Income by Industry Segment
------------------------------------
     Travel Related Services (B)                          $266
     American Express Financial Advisors                   133
     American Express Bank                                  21
                                                       --------
                                                           420
     Corporate and Other(C)                                (36)
                                                       --------
OPERATING INCOME                                          $384
FDC Gain/(Restructuring)                                     0
                                                        -------
NET INCOME                                                $384
                                                       ========
OPERATING INCOME PER COMMON SHARE                        $0.77
FDC Gain/(Restructuring)                                 $0.00
                                                        -------
NET INCOME PER COMMON SHARE                              $0.77
                                                       ========
Cash dividends declared per common share                $0.225
                                                       ========
Average common shares outstanding (000's)              493,326
                                                       ========

(A) Revenues are reported net of interest expense, where applicable.
(B) TRS' results for the quarter and year ended December 31, 1996 exclude a pretax restructuring charge of $196 million
    ($125 million after-tax).
(C) Corporate and Other results for the quarter and year ended December 31, 1996 exclude a pretax gain of $480 million
    ($300 million after-tax) on the exchange of the Company's DECS (Debt Exchangeable for Common Stock) for shares of common stock of First Data Corporation and a $20 million pretax charge ($13 million after-tax) related to the early retirement of debt and certain restructuring costs.

                     American Express Company
                     ------------------------
                 Selected Statistical Information
                 --------------------------------
                            (Unaudited)

                                                Quarter Ended
                                              December 31, 1996
                                              -----------------
Return on Average Equity*                                22.8%
Common Shares Outstanding (millions)                     472.9
Book Value per Common Share:
     Actual                                             $18.04
     Pro Forma**                                        $17.22
Shareholders' Equity (billions)                           $8.5

                                               Quarter Ended
                                             September 30, 1996
                                             ------------------

Return on Average Equity*                                22.8%
Common Shares Outstanding (millions)                     473.5
Book Value per Common Share:
     Actual                                             $17.41
     Pro Forma**                                        $16.19
Shareholders' Equity (billions)                           $8.2

                                                 Quarter Ended
                                                 June 30, 1996
                                                 -------------

Return on Average Equity*                               22.6%
Common Shares Outstanding (millions)                    476.6
Book Value per Common Share:
     Actual                                            $16.69
     Pro Forma**                                       $15.57
Shareholders' Equity (billions)                          $8.0

                                                 Quarter Ended
                                                 March 31, 1996
                                                 --------------

Return on Average Equity*                                22.3%
Common Shares Outstanding (millions)                     479.1
Book Value per Common Share:
     Actual                                             $16.26
     Pro Forma**                                        $14.93
Shareholders' Equity (billions)                           $8.0

                                                Quarter Ended
                                              December 31, 1995
                                              -----------------
Return on Average Equity*                                22.0%
Common Shares Outstanding (millions)                     483.1
Book Value per Common Share:
     Actual                                             $16.60
     Pro Forma**                                        $14.79
Shareholders' Equity (billions)                           $8.2

* Excluding the effect of SFAS #115 and, for the quarter ended December 31, 1996, the $300 million gain on the exchange of the Company's DECS and a $138 million restructuring charge.
** Excluding the effect of SFAS# 115.

(Preliminary)                Travel Related Services
                             -----------------------
                               Statement of Income
                              ----------------------
                                     (Unaudited)
(Dollars in millions)
                                       Quarter Ended
                                        December 31,    Percentage
                                       1996       1995  Inc/(Dec)
                                      ------   -------  ----------
Net Revenues:
     Discount Revenue                  $1,380    $1,212    13.9%
     Net Card Fees                        415       431    (3.8)
     Travel Commissions and Fees          336       357    (5.8)
     Interest and Dividends               156       209   (25.3)
     Other Revenues                       483       444     8.6
                                     --------  --------
                                        2,770     2,653     4.4
                                     --------  --------
     Lending:
          Finance Charge Revenue          423       403     5.0
          Interest Expense                134       129     3.6
                                     --------  --------
               Net Finance Charge
                Revenue                   289       274     5.7
                                     --------  --------
          Total Net Revenues            3,059     2,927     4.5
                                     --------  --------
Expenses:
     Marketing and Promotion              268       218    23.0
     Provision for Losses and Claims:
          Charge Card                     113       264   (57.3)
          Lending                         214       158    35.2
          Other                            22        35   (34.6)
                                     --------  --------
               Total                      349       457   (23.6)
                                     --------  --------
     Interest Expense:
          Charge Card                     176       178    (1.2)
          Other                            65       115   (43.7)
                                     --------  --------
               Total                      241       293   (17.9)
     Net Discount Expense                 174       106    65.3
     Human Resources                      794       731     8.6
     Other Operating Expenses             830       751    10.5
                                     --------  --------
          Total Expenses                2,656     2,556     3.9
                                     --------  --------
Pretax Income                             403       371     8.5
Income Tax Provision                      104       105    (1.0)
                                     --------  --------
Operating Income                         $299*     $266    12.3
                                     ========  ========

* Excludes restructuring charge of $125 million after-tax ($196 million pretax).

(Preliminary)                 Travel Related Services
                             -------------------------
                               Statement of Income
                              ----------------------
                                     (Unaudited)
(Dollars in millions)
                                         Year Ended
                                         December 31,  Percentage
                                       1996       1995  Inc/(Dec)
                                      ------     ------ ---------
Net Revenues:
     Discount Revenue                  $5,024    $4,457    12.7%
     Net Card Fees                      1,668     1,742    (4.3)
     Travel Commissions and Fees        1,279     1,288    (0.7)
     Interest and Dividends               724       969   (25.3)
     Other Revenues                     1,867     2,054    (9.1)
                                     --------  --------
                                       10,562    10,510     0.5
                                     --------  --------
     Lending:
          Finance Charge Revenue        1,575     1,529     3.1
          Interest Expense                507       497     2.0
                                     --------  --------
               Net Finance Charge
                Revenue                 1,068     1,032     3.5
                                     --------  --------
          Total Net Revenues           11,630    11,542     0.8
                                     --------  --------
Expenses:
     Marketing and Promotion              998       950     5.1
     Provision for Losses and Claims:
          Charge Card                     743       835   (11.0)
          Lending                         635       522    21.7
          Other                           101       416   (75.9)
                                     --------  --------
               Total                    1,479     1,773   (16.6)
                                     --------  --------
     Interest Expense:
          Charge Card                     688       673     2.3
          Other                           347       453   (23.3)
                                     --------  --------
               Total                    1,035     1,126    (8.0)
     Net Discount Expense                 554       414    33.7
     Human Resources                    2,984     2,829     5.5
     Other Operating Expenses           2,861     2,871    (0.3)
                                     --------  --------
          Total Expenses                9,911     9,963    (0.5)
                                     --------  --------
Pretax Income                           1,719     1,579     8.8
Income Tax Provision                      489       454     7.5
                                     --------  --------
Operating Income                       $1,230*   $1,125     9.4
                                     ========  ========

* Excludes restructuring charge of $125 million after-tax ($196 million pretax).

(Preliminary)                 Travel Related Services
                              -----------------------
                                Statement of Income
                              -----------------------
                         (Unaudited, Managed Asset Basis)
(Dollars in millions)
                                       Quarter Ended
                                        December 31,    Percentage
                                       1996       1995  Inc/(Dec)
                                      ------     ------ ----------
Net Revenues:
     Discount Revenue                  $1,380    $1,212    13.9%
     Net Card Fees                        415       431    (3.8)
     Travel Commissions and Fees          336       357    (5.8)
     Interest and Dividends               156       209   (25.3)
     Other Revenues                       450       423     6.1
                                     --------  --------
                                        2,737     2,632     4.0
                                     --------  --------
     Lending:
          Finance Charge Revenue          463       403    15.0
          Interest Expense                150       129    16.0
                                     --------  --------
               Net Finance Charge
                Revenue                   313       274    14.5
                                     --------   --------
          Total Net Revenues            3,050     2,906     5.0
                                     --------  --------
Expenses:
     Marketing and Promotion              268       218    23.0
     Provision for Losses and Claims:
          Charge Card                     199       308   (35.4)
          Lending                         235       158    48.3
          Other                            22        35   (34.6)
                                     --------  --------
               Total                      456       501    (8.9)
                                     --------  --------
     Interest Expense:
          Charge Card                     234       219     7.1
          Other                            65       115   (43.7)
                                     --------  --------
               Total                      299       334   (10.4)
     Human Resources                      794       731     8.6
     Other Operating Expenses             830       751    10.5
                                     --------  --------
          Total Expenses                2,647     2,535     4.4
                                     --------  --------
Pretax Income                             403       371     8.5
Income Tax Provision                      104       105    (1.0)
                                     --------  --------
Operating Income                         $299*     $266    12.3
                                     ========  ========

* Excludes restructuring charge of $125 million after-tax ($196 million pretax).

(Preliminary)                 Travel Related Services
                              -----------------------
                                Statement of Income
                               ---------------------
                         (Unaudited, Managed Asset Basis)
(Dollars in millions)
                                         Year Ended
                                         December 31,   Percentage
                                       1996       1995  Inc/(Dec)
                                      ------     ------ ----------
Net Revenues:
     Discount Revenue                  $5,024    $4,457    12.7%
     Net Card Fees                      1,664     1,742    (4.5)
     Travel Commissions and Fees        1,279     1,288    (0.7)
     Interest and Dividends               724       969   (25.3)
     Other Revenues                     1,714     1,970   (13.0)
                                     --------  --------
                                       10,405    10,426    (0.2)
                                     --------  --------
     Lending:
          Finance Charge Revenue        1,691     1,529    10.6
          Interest Expense                548       497    10.4
                                     --------  --------
               Net Finance Charge
                Revenue                 1,143     1,032    10.7
                                     --------  --------
          Total Net Revenues           11,548    11,458     0.8
                                     --------  --------
Expenses:
     Marketing and Promotion              998       950     5.1
     Provision for Losses and Claims:
          Charge Card                     989     1,002    (1.4)
          Lending                         678       522    30.0
          Other                           101       416   (75.9)
                                     --------  --------
               Total                    1,768     1,940    (8.9)
                                     --------  --------
     Interest Expense:
          Charge Card                     871       836     4.2
          Other                           347       453   (23.3)
                                     --------  --------
               Total                    1,218     1,289    (5.5)
     Human Resources                    2,984     2,829     5.5
     Other Operating Expenses           2,861     2,871    (0.3)
                                     --------  --------
          Total Expenses                9,829     9,879    (0.5)
                                     --------  --------
Pretax Income                           1,719     1,579     8.8
Income Tax Provision                      489       454     7.5
                                     --------  --------
Operating Income                       $1,230*   $1,125     9.4
                                     ========  ========

* Excludes restructuring charge of $125 million after-tax ($196 million pretax).

(Preliminary)                 Travel Related Services
                              ----------------------
                          Selected Statistical Information
                          --------------------------------
                                     (Unaudited)
(Amounts in billions, except percentages and where indicated)

                                         Quarter Ended
                                         December 31,   Percentage
                                       1996       1995  Inc/(Dec)
                                      ------     ------ ----------
Total Cards in Force (millions):
     United States                       29.2      26.7     9.5%
     Outside the United States           12.3      11.6     5.4
                                     --------  --------
          Total                          41.5      38.3     8.2
                                     ========  ========
Basic Cards in Force (millions):
     United States                       22.5      20.0    12.3
     Outside the United States            9.6       9.2     4.2
                                     --------  --------
          Total                          32.1      29.2     9.8
                                     ========  ========
Card Billed Business:
     United States                      $36.2     $31.3    15.5
     Outside the United States           14.9      12.7    17.8
                                     --------  --------
          Total                         $51.1     $44.0    16.2
                                     ========  ========

Average Discount Rate*                   2.70%     2.75%    -
Average Basic Cardmember
     Spending (dollars)*               $1,617    $1,528     5.8
Average Fee per Card (dollars)*           $41       $46   (10.9)
Travel Sales                             $4.3      $4.1     4.7
     Travel Commissions and Fees/Sales*  7.8%      8.7%     -
Travelers Cheque Sales                   $5.5      $5.1     8.2
Average Travelers Cheques Outstanding    $6.0      $6.0    (0.3)

Investments                              $6.5      $9.2   (29.7)
Travelers Cheques Outstanding            $5.8      $5.7     2.5
Total Debt                              $23.4     $22.3     5.0
Shareholder's Equity                     $4.7      $4.9    (4.7)
Return on Average Equity**              25.6%     24.6%     -
Return on Average Assets**               2.8%      2.5%     -



*   Computed from information provided herein.
** Excluding the effect of SFAS #115 and the fourth quarter
1996 restructuring charge of $125 million after-tax.

(Preliminary)                 Travel Related Services
                              -----------------------
                          Selected Statistical Information
                          --------------------------------
                                    (Unaudited)
(Amounts in billions, except percentages and where indicated)
                                         Year Ended
                                         December 31,   Percentage
                                       1996       1995  Inc/(Dec)
                                      ------     ------ ---------
Total Cards in Force (millions):
     United States                       29.2      26.7     9.5%
     Outside the United States           12.3      11.6     5.4
                                     --------  --------
          Total                          41.5      38.3     8.2
                                     ========  ========
Basic Cards in Force (millions):
     United States                       22.5      20.0    12.3
     Outside the United States            9.6       9.2     4.2
                                     --------  --------
          Total                          32.1      29.2     9.8
                                     ========  ========
Card Billed Business:
     United States                     $131.0    $115.2    13.7
     Outside the United States           53.3      47.3    12.7
                                     --------  --------
          Total                        $184.3    $162.5    13.4
                                     ========  ========

Average Discount Rate*                   2.73%     2.74%    -
Average Basic Cardmember
     Spending (dollars)*               $6,013    $5,814     3.4
Average Fee per Card (dollars)*           $42       $47   (10.6)
Travel Sales                            $15.8     $15.1     4.2
     Travel Commissions and Fees/Sale*   8.1%      8.5%     -
Travelers Cheque Sales                  $26.0     $25.6     1.7
Average Travelers Cheques Outstanding    $6.0      $6.0     1.2
Investments                              $6.5      $9.2   (29.7)
Travelers Cheques Outstanding            $5.8      $5.7     2.5
Total Debt                              $23.4     $22.3     5.0
Shareholder's Equity                     $4.7      $4.9    (4.7)
Return on Average Equity**              25.6%     24.6%     -
Return on Average Assets**               2.8%      2.5%     -


*   Computed from information provided herein.
** Excluding the effect of SFAS #115 and the fourth quarter
1996 restructuring charge of $125 million after-tax.

(Preliminary)               Travel Related Services
                            -----------------------
                    Selected Statistical Information (continued)
                    -------------------------------------------
                                   (Unaudited)
(Amounts in billions, except percentages and where indicated)
                                         Quarter Ended
                                         December 31,   Percentage
                                       1996       1995  Inc/(Dec)
                                      ------     ------ ----------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                  $22.5    $20.5     9.7%
     90 Days Past Due as a % of Total    3.2%     3.5%     -
     Loss Reserves (millions)            $923     $952    (3.0)
          % of Receivables               4.1%     4.6%     -
          % of 90 Days Past Due          128%     131%     -
     Net Loss Ratio                     0.51%    0.57%     -

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                        $12.7    $10.0    27.9
     Past Due Loans as a % of Total:
          30-89 Days                     2.4%      2.8%    -
          90+ Days                       0.9%      1.0%    -
     Loss Reserves (millions):
          Beginning Balance              $427     $389     9.8
               Provision                  220      162    35.5
               Net Charge-Offs/Other     (159)    (108)   47.3
                                      --------  --------
          Ending Balance                 $488     $443    10.0
                                      ========  ========
          % of Loans                     3.8%      4.5%    -
          % of Past Due                  117%      116%    -
     Average Loans                      $12.1      $9.5   28.2
     Net Write-Off Rate                  5.2%      4.5%    -
     Net Interest Yield                  8.6%      9.9%    -

(Preliminary)               Travel Related Services
                            -----------------------
                   Selected Statistical Information (continued)
                   --------------------------------------------
                                  (Unaudited)
(Amounts in billions, except percentages and where indicated)
                                         Year Ended
                                         December 31,   Percentage
                                       1996       1995  Inc/(Dec)
                                      ------     ------ ----------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                  $22.5     $20.5     9.7%
     90 Days Past Due as a % of Total    3.2%      3.5%     -
     Loss Reserves (millions)            $923      $952    (3.0)
          % of Receivables               4.1%      4.6%     -
          % of 90 Days Past Due          128%      131%     -
     Net Loss Ratio                     0.51%     0.51%     -

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                        $12.7     $10.0    27.9
     Past Due Loans as a % of Total:
          30-89 Days                     2.4%      2.8%     -
          90+ Days                       0.9%      1.0%     -
     Loss Reserves (millions):
          Beginning Balance              $443      $329    34.8
               Provision                  607       505    20.3
               Net Charge-Offs/Other     (562)     (391)   44.2
                                     --------  --------
          Ending Balance                 $488      $443    10.0
                                     ========  ========
          % of Loans                     3.8%       4.5%    -
          % of Past Due                  117%      116%     -
     Average Loans                      $10.8      $8.8    22.7
     Net Write-Off Rate                  5.2%      4.4%     -
     Net Interest Yield                  8.8%      9.9%     -

(Preliminary)                Travel Related Services
                             -----------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)


(Dollars in millions)
                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Net Revenues:
     Discount Revenue                                   $1,380
     Net Card Fees                                         415
     Travel Commissions and Fees                           336
     Interest and Dividends                                156
     Other Revenues                                        483
                                                       ---------
                                                         2,770
                                                       ---------
     Lending:
          Finance Charge Revenue                           423
          Interest Expense                                 134
                                                       ---------
               Net Finance Charge Revenue                  289
                                                       ---------
          Total Net Revenues                             3,059
                                                       ---------
Expenses:
     Marketing and Promotion                               268
     Provision for Losses and Claims:
          Charge Card                                      113
          Lending                                          214
          Other                                             22
                                                       ---------
               Total                                       349
                                                       ---------
     Interest Expense:
          Charge Card                                      176
          Other                                             65
                                                       ---------
               Total                                       241
     Net Discount Expense                                  174
     Human Resources                                       794
     Other Operating Expenses                              830
                                                       ---------
          Total Expenses                                 2,656
                                                       ---------
Pretax Income                                              403
Income Tax Provision                                       104
                                                       ---------
Operating Income                                          $299 *
                                                       =========

                                                 Quarter Ended
                                               September 30, 1996
                                               ------------------
Net Revenues:
     Discount Revenue                                   $1,256
     Net Card Fees                                         418
     Travel Commissions and Fees                           316
     Interest and Dividends                                167
     Other Revenues                                        508
                                                      ----------
                                                         2,665
                                                      ----------
     Lending:
          Finance Charge Revenue                           377
          Interest Expense                                 122
                                                      ----------
               Net Finance Charge Revenue                  255
                                                      ----------
          Total Net Revenues                             2,920
                                                      ----------
Expenses:
     Marketing and Promotion                               278
     Provision for Losses and Claims:
          Charge Card                                      172
          Lending                                          107
          Other                                             28
                                                      ----------
               Total                                       307
                                                      ----------
     Interest Expense:
          Charge Card                                      175
          Other                                             72
                                                      ----------
               Total                                       247
     Net Discount Expense                                  128
     Human Resources                                       764
     Other Operating Expenses                              755
                                                      ----------
          Total Expenses                                 2,479
                                                      ----------
Pretax Income                                              441
Income Tax Provision                                       118
                                                      ----------
Operating Income                                          $323
                                                      ==========

                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Net Revenues:
     Discount Revenue                                   $1,247
     Net Card Fees                                         414
     Travel Commissions and Fees                           329
     Interest and Dividends                                211
     Other Revenues                                        451
                                                      ----------
                                                         2,652
                                                      ----------

     Lending:
          Finance Charge Revenue                           371
          Interest Expense                                 122
                                                      ----------
               Net Finance Charge Revenue                  249
                                                      ----------
          Total Net Revenues                             2,901
                                                      ----------
Expenses:
     Marketing and Promotion                               252
     Provision for Losses and Claims:
          Charge Card                                      248
          Lending                                          126
          Other                                             26
                                                      ----------
               Total                                       400
                                                      ----------
     Interest Expense:
          Charge Card                                      171
          Other                                            114
                                                      ----------
               Total                                       285
     Net Discount Expense                                  125
     Human Resources                                       721
     Other Operating Expenses                              659
                                                      ----------
          Total Expenses                                 2,442
                                                      ----------
Pretax Income                                              459
Income Tax Provision                                       137
                                                      ----------
Operating Income                                          $322
                                                      ==========

                                                   Quarter Ended
                                                   March 31, 1996
                                                   --------------
Net Revenues:
     Discount Revenue                                   $1,141
     Net Card Fees                                         421
     Travel Commissions and Fees                           298
     Interest and Dividends                                191
     Other Revenues                                        424
                                                      ----------
                                                         2,475
                                                      ----------
     Lending:
          Finance Charge Revenue                           404
          Interest Expense                                 129
                                                      ----------
               Net Finance Charge Revenue                  275
                                                      ----------
          Total Net Revenues                             2,750
                                                      ----------

Expenses:
     Marketing and Promotion                               200
     Provision for Losses and Claims:
          Charge Card                                      210
          Lending                                          188
          Other                                             24
                                                      ----------
               Total                                       422
                                                      ----------
     Interest Expense:
          Charge Card                                      167
          Other                                             95
                                                      ----------
               Total                                       262
     Net Discount Expense                                  126
     Human Resources                                       704
     Other Operating Expenses                              620
                                                      ----------
          Total Expenses                                 2,334
                                                      ----------
Pretax Income                                              416
Income Tax Provision                                       130
                                                      ----------
Operating Income                                          $286
                                                      ==========

                                                  Quarter Ended
                                                December 31, 1995
                                                -----------------
Net Revenues:
     Discount Revenue                                   $1,212
     Net Card Fees                                         431
     Travel Commissions and Fees                           357
     Interest and Dividends                                209
     Other Revenues                                        444
                                                      ----------
                                                         2,653
                                                      ----------
     Lending:
          Finance Charge Revenue                           403
          Interest Expense                                 129
                                                      ----------
               Net Finance Charge Revenue                  274
                                                      ----------
          Total Net Revenues                             2,927
                                                      ----------
Expenses:
     Marketing and Promotion                               218
     Provision for Losses and Claims:
          Charge Card                                      264
          Lending                                          158
          Other                                             35
                                                      ----------
               Total                                       457
                                                      ----------

     Interest Expense:
          Charge Card                                      178
          Other                                            115
                                                      ----------
               Total                                       293
     Net Discount Expense                                  106
     Human Resources                                       731
     Other Operating Expenses                              751
                                                      ----------
          Total Expenses                                 2,556
                                                      ----------
Pretax Income                                              371
Income Tax Provision                                       105
                                                      ----------
Operating Income                                          $266
                                                      ==========

* Excludes restructuring charge of $125 million after-tax
  ($196 million pretax).

(Preliminary)             Travel Related Services
                          -----------------------
                            Statement of Income
                            -------------------
                       (Unaudited, Managed Asset Basis)

(Dollars in millions)
                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Net Revenues:
     Discount Revenue                                   $1,380
     Net Card Fees                                         415
     Travel Commissions and Fees                           336
     Interest and Dividends                                156
     Other Revenues                                        450
                                                      ----------
                                                         2,737
                                                      ----------
     Lending:
          Finance Charge Revenue                           463
          Interest Expense                                 150
                                                      ----------
               Net Finance Charge Revenue                  313
                                                      ----------
          Total Net Revenues                             3,050
                                                      ----------
Expenses:
     Marketing and Promotion                               268
     Provision for Losses and Claims:
          Charge Card                                      199
          Lending                                          235
          Other                                             22
                                                      ----------
               Total                                       456
                                                      ----------
     Interest Expense:
          Charge Card                                      234
          Other                                             65
                                                      ----------
               Total                                       299
     Human Resources                                       794
     Other Operating Expenses                              830
                                                      ----------
          Total Expenses                                 2,647
                                                      ----------
Pretax Income                                              403
Income Tax Provision                                       104
                                                      ----------
Operating Income                                          $299 *
                                                      ==========

                                                Quarter Ended
                                              September 30, 1996
                                              ------------------
Net Revenues:
     Discount Revenue                                   $1,256
     Net Card Fees                                         414
     Travel Commissions and Fees                           316
     Interest and Dividends                                167
     Other Revenues                                        463
                                                      ----------
                                                         2,616
                                                      ----------
     Lending:
          Finance Charge Revenue                           420
          Interest Expense                                 139
                                                      ----------
               Net Finance Charge Revenue                  281
                                                      ----------
          Total Net Revenues                             2,897
                                                      ----------
Expenses:
     Marketing and Promotion                               278
     Provision for Losses and Claims:
          Charge Card                                      223
          Lending                                          118
          Other                                             28
                                                      ----------
               Total                                       369
                                                      ----------
     Interest Expense:
          Charge Card                                      218
          Other                                             72
                                                      ----------
               Total                                       290
     Human Resources                                       764
     Other Operating Expenses                              755
                                                      ----------
          Total Expenses                                 2,456
                                                      ----------
Pretax Income                                              441
Income Tax Provision                                       118
                                                      ----------
Operating Income                                          $323
                                                      ==========

                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Net Revenues:
     Discount Revenue                                   $1,247
     Net Card Fees                                         414
     Travel Commissions and Fees                           329
     Interest and Dividends                                211
     Other Revenues                                        409
                                                      ----------
                                                         2,610
                                                      ----------

     Lending:
          Finance Charge Revenue                           403
          Interest Expense                                 130
                                                      ----------
               Net Finance Charge Revenue                  273
                                                      ----------
          Total Net Revenues                             2,883
                                                      ----------
Expenses:
     Marketing and Promotion                               252
     Provision for Losses and Claims:
          Charge Card                                      302
          Lending                                          138
          Other                                             26
                                                      ----------
               Total                                       466
                                                      ----------
     Interest Expense:
          Charge Card                                      212
          Other                                            114
                                                      ----------
               Total                                       326
     Human Resources                                       721
     Other Operating Expenses                              659
                                                      ----------
          Total Expenses                                 2,424
                                                      ----------
Pretax Income                                              459
Income Tax Provision                                       137
                                                      ----------
Operating Income                                          $322
                                                      ==========

                                                   Quarter Ended
                                                   March 31, 1996
                                                   --------------
Net Revenues:
     Discount Revenue                                   $1,141
     Net Card Fees                                         421
     Travel Commissions and Fees                           298
     Interest and Dividends                                191
     Other Revenues                                        393
                                                      ----------
                                                         2,444
                                                      ----------
     Lending:
          Finance Charge Revenue                           404
          Interest Expense                                 129
                                                      ----------
               Net Finance Charge Revenue                  275
                                                      ----------
          Total Net Revenues                             2,719
                                                      ----------
Expenses:
     Marketing and Promotion                               200
     Provision for Losses and Claims:
          Charge Card                                      264
          Lending                                          188

          Other                                             24
                                                       ----------
               Total                                       476
                                                       ----------
     Interest Expense:
          Charge Card                                      208
          Other                                             95
                                                       ----------
               Total                                       303
     Human Resources                                       704
     Other Operating Expenses                              620
                                                       ----------
          Total Expenses                                 2,303
                                                       ----------
Pretax Income                                              416
Income Tax Provision                                       130
                                                       ----------
Operating Income                                          $286
                                                       ==========

                                                  Quarter Ended
                                                December 31, 1995
                                                -----------------
Net Revenues:
     Discount Revenue                                   $1,212
     Net Card Fees                                         431
     Travel Commissions and Fees                           357
     Interest and Dividends                                209
     Other Revenues                                        423
                                                       ----------
                                                         2,632
                                                       ----------
     Lending:
          Finance Charge Revenue                           403
          Interest Expense                                 129
                                                       ----------
               Net Finance Charge Revenue                  274
                                                       ----------
          Total Net Revenues                             2,906
                                                       ----------
Expenses:
     Marketing and Promotion                               218
     Provision for Losses and Claims:
          Charge Card                                      308
          Lending                                          158
          Other                                             35
                                                        ----------
               Total                                       501
                                                        ----------
     Interest Expense:
          Charge Card                                      219
          Other                                            115
                                                        ----------
               Total                                       334
     Human Resources                                       731
     Other Operating Expenses                              751
                                                        ----------
          Total Expenses                                 2,535
                                                        ----------
Pretax Income                                              371
Income Tax Provision                                       105
                                                        ----------
Operating Income                                          $266
                                                        ==========

* Excludes restructuring charge of $125 million after-tax
  ($196 million pretax).

(Preliminary)               Travel Related Services
                            -----------------------
                        Selected Statistical Information
                        --------------------------------
                                  (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Total Cards in Force (millions):
     United States                                      29.2
     Outside the United States                          12.3
                                                      -------
          Total                                         41.5
                                                      =======
Basic Cards in Force (millions):
     United States                                      22.5
     Outside the United States                           9.6
                                                      -------
          Total                                         32.1
                                                      =======
Card Billed Business:
     United States                                     $36.2
     Outside the United States                          14.9
                                                      -------
          Total                                        $51.1
                                                      =======

Average Discount Rate*                                  2.70%
Average Basic Cardmember
     Spending (dollars)*                               $1,617
Average Fee per Card (dollars)*                           $41
Travel Sales                                             $4.3
     Travel Commissions and Fees/Sales*                  7.8%
Travelers Cheque Sales                                   $5.5
Average Travelers Cheques Outstanding                    $6.0

Investments                                              $6.5
Travelers Cheques Outstanding                            $5.8
Total Debt                                              $23.4
Shareholder's Equity                                     $4.7
Return on Average Equity**                              25.6%
Return on Average Assets**                               2.8%

Owned and Managed Charge Card
    Receivables:
     Total Receivables                                  $22.5
     90 Days Past Due as a % of Total                    3.2%
     Loss Reserves (millions)                            $923
          % of Receivables                               4.1%
          % of 90 Days Past Due                          128%
     Net Loss Ratio                                     0.51%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                        $12.7
     Past Due Loans as a % of Total:
          30-89 Days                                     2.4%
          90+ Days                                       0.9%
     Loss Reserves (millions):
          Beginning Balance                              $427
               Provision                                  220
               Net Charge-Offs/Other                     (159)
                                                        -------
          Ending Balance                                 $488
                                                        =======
          % of Loans                                      3.8%
          % of Past Due                                   117%
     Average Loans                                       $12.1
     Net Write-Off Rate                                   5.2%
     Net Interest Yield                                   8.6%

                                                 Quarter Ended
                                               September 30, 1996
                                               ------------------
Total Cards in Force (millions):
     United States                                       28.4
     Outside the United States                           11.9
                                                       -------
          Total                                          40.3
                                                       =======
Basic Cards in Force (millions):
     United States                                       21.7
     Outside the United States                            9.4
                                                       -------
          Total                                          31.1
                                                       =======
Card Billed Business:
     United States                                      $32.7
     Outside the United States                           13.2
                                                       -------
          Total                                         $45.9
                                                       =======
Average Discount Rate*                                  2.74%
Average Basic Cardmember
     Spending (dollars)*                               $1,498
Average Fee per Card (dollars)*                           $42
Travel Sales                                             $3.8
     Travel Commissions and Fees/Sales*                  8.3%
Travelers Cheque Sales                                   $8.6
Average Travelers Cheques Outstanding                    $6.6
Investments                                              $6.5
Travelers Cheques Outstanding                            $6.3
Total Debt                                              $21.8
Shareholder's Equity                                     $5.0
Return on Average Equity**                              25.1%
Return on Average Assets**                               2.7%

Owned and Managed Charge Card
    Receivables:
     Total Receivables                                  $20.7
     90 Days Past Due as a % of Total                    3.6%
     Loss Reserves (millions)                            $996
          % of Receivables                               4.8%
          % of 90 Days Past Due                          134%
     Net Loss Ratio                                     0.54%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                         $11.2
     Past Due Loans as a % of Total:
          30-89 Days                                      2.3%
          90+ Days                                        0.9%
     Loss Reserves (millions):
          Beginning Balance                               $468
               Provision                                    98
               Net Charge-Offs/Other                      (139)
                                                        -------
          Ending Balance                                  $427
                                                        =======
          % of Loans                                      3.8%
          % of Past Due                                   119%
     Average Loans                                       $11.0
     Net Write-Off Rate                                   5.1%
     Net Interest Yield                                   8.4%

                                                    Quarter Ended
                                                    June 30, 1996
                                                    -------------
Total Cards in Force (millions):
     United States                                        27.5
     Outside the United States                            11.8
                                                         ------
          Total                                           39.3
                                                         ======
Basic Cards in Force (millions):
     United States                                        20.9
     Outside the United States                             9.3
                                                         ------
          Total                                           30.2
                                                         ======
Card Billed Business:
     United States                                       $32.6
     Outside the United States                            13.2
                                                         ------
          Total                                          $45.8
                                                         ======

Average Discount Rate*                                   2.72%
Average Basic Cardmember
     Spending (dollars)*                                $1,529
Average Fee per Card (dollars)*                            $42
Travel Sales                                              $4.0
     Travel Commissions and Fees/Sales*                   8.2%
Travelers Cheque Sales                                    $6.7
Average Travelers Cheques Outstanding                     $6.1

Investments                                               $9.0
Travelers Cheques Outstanding                             $6.6
Total Debt                                               $21.9
Shareholder's Equity                                      $4.9
Return on Average Equity**                               24.8%
Return on Average Assets**                                2.6%

Owned and Managed Charge Card
    Receivables:
     Total Receivables                                   $20.6
     90 Days Past Due as a % of Total                     3.7%
     Loss Reserves (millions)                           $1,054
          % of Receivables                                5.1%
          % of 90 Days Past Due                           138%
     Net Loss Ratio                                      0.51%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                         $10.5
     Past Due Loans as a % of Total:
          30-89 Days                                      2.3%
          90+ Days                                        0.9%
     Loss Reserves (millions):
          Beginning Balance                               $483
               Provision                                   119
               Net Charge-Offs/Other                      (134)
                                                         ------
          Ending Balance                                  $468
                                                         ======
          % of Loans                                      4.5%
          % of Past Due                                   135%
     Average Loans                                       $10.5
     Net Write-Off Rate                                   5.2%
     Net Interest Yield                                   8.9%

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Total Cards in Force (millions):
     United States                                        27.1
     Outside the United States                            11.6
                                                         ------
          Total                                           38.7
                                                         ======
Basic Cards in Force (millions):
     United States                                        20.5
     Outside the United States                             9.2
                                                         ------
          Total                                           29.7
                                                         ======
Card Billed Business:
     United States                                       $29.8
     Outside the United States                            11.8
                                                         ------
          Total                                          $41.6
                                                         ======

Average Discount Rate*                                   2.74%
Average Basic Cardmember
     Spending (dollars)*                                $1,413
Average Fee per Card (dollars)*                            $44
Travel Sales                                              $3.6
     Travel Commissions and Fees/Sales*                   8.3%
Travelers Cheque Sales                                    $5.3
Average Travelers Cheques Outstanding                     $5.7

Investments                                               $9.0
Travelers Cheques Outstanding                             $5.9
Total Debt                                               $23.1
Shareholder's Equity                                      $4.9
Return on Average Equity**                               24.7%
Return on Average Assets**                                2.5%

Owned and Managed Charge Card
    Receivables:
     Total Receivables                                   $18.8
     90 Days Past Due as a % of Total                     4.1%
     Loss Reserves (millions)                             $991
          % of Receivables                                5.3%
          % of 90 Days Past Due                           129%
     Net Loss Ratio                                      0.51%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                         $10.2
     Past Due Loans as a % of Total:
          30-89 Days                                      2.5%
          90+ Days                                        1.0%
     Loss Reserves (millions):
          Beginning Balance                               $443
               Provision                                   170
               Net Charge-Offs/Other                      (130)
                                                         ------
          Ending Balance                                  $483
                                                         ======
          % of Loans                                      4.7%
          % of Past Due                                   136%
     Average Loans                                       $10.2
     Net Write-Off Rate                                   5.2%
     Net Interest Yield                                   9.4%

                                                 Quarter Ended
                                               December 31, 1995
                                               -----------------
Total Cards in Force (millions):
     United States                                        26.7
     Outside the United States                            11.6
                                                         ------
          Total                                           38.3
                                                         ======
Basic Cards in Force (millions):
     United States                                        20.0
     Outside the United States                             9.2
                                                         ------
          Total                                           29.2
                                                         ======

Card Billed Business:
     United States                                       $31.3
     Outside the United States                            12.7
                                                         ------
          Total                                          $44.0
                                                         ======

Average Discount Rate*                                   2.75%
Average Basic Cardmember
     Spending (dollars)*                                $1,528
Average Fee per Card (dollars)*                            $46
Travel Sales                                              $4.1
     Travel Commissions and Fees/Sales*                   8.7%
Travelers Cheque Sales                                    $5.1
Average Travelers Cheques Outstanding                     $6.0

Investments                                               $9.2
Travelers Cheques Outstanding                             $5.7
Total Debt                                               $22.3
Shareholder's Equity                                      $4.9
Return on Average Equity**                               24.6%
Return on Average Assets**                                2.5%

Owned and Managed Charge Card
    Receivables:
     Total Receivables                                   $20.5
     90 Days Past Due as a % of Total                     3.5%
     Loss Reserves (millions)                             $952
          % of Receivables                                4.6%
          % of 90 Days Past Due                           131%
     Net Loss Ratio                                      0.57%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                         $10.0
     Past Due Loans as a % of Total:
          30-89 Days                                      2.8%
          90+ Days                                        1.0%
     Loss Reserves (millions):
          Beginning Balance                               $389
               Provision                                   162
               Net Charge-Offs/Other                      (108)
                                                         ------
          Ending Balance                                  $443
                                                         ======
          % of Loans                                      4.5%
          % of Past Due                                   116%
     Average Loans                                        $9.5
     Net Write-Off Rate                                   4.5%
     Net Interest Yield                                   9.9%

*  Computed from information provided herein.
** Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.

(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                               Statement of Income
                              ---------------------
                                   (Unaudited)
(Dollars in millions)
                                       Quarter Ended
                                       December 31,     Percentage
                                       1996       1995  Inc/(Dec)
                                      ------     ------ -----------
Revenues:
     Investment Income                   $576      $570     1.0%
     Management and Distribution Fees     327       261    25.1
     Other Revenues                       166       142    17.0
                                     --------  --------
          Total Revenues                1,069       973     9.8
                                     --------  --------
Expenses:
     Provision for Losses and Benefits:
          Annuities                       309       301     2.7
          Insurance                       108       105     2.9
          Investment Certificates          51        54    (7.0)
                                     --------  --------
               Total                      468       460     1.6
     Human Resources                      277       227    22.1
     Other Operating Expenses              96        83    16.1
                                     --------  --------
          Total Expenses                  841       770     9.2
                                     --------  --------
Pretax Income                             228       203    12.3
Income Tax Provision                       73        70     4.2
                                     --------  --------
Net Income                               $155      $133    16.5
                                     ========  ========


(Preliminary)           American Express Financial Advisors
                        -----------------------------------
                               Statement of Income
                              ---------------------
                                  (Unaudited)
(Dollars in millions)
                                       Year Ended
                                       December 31,     Percentage
                                       1996       1995   Inc/(Dec)
                                      ------     ------ ----------
Revenues:
     Investment Income                 $2,267    $2,209     2.6%
     Management and Distribution Fees   1,205       935    28.9
     Other Revenues                       638       547    16.5
                                     --------  --------
          Total Revenues                4,110     3,691    11.3
                                     --------  --------
Expenses:
     Provision for Losses and Benefits:
          Annuities                     1,208     1,156     4.4
          Insurance                       420       401     4.7
          Investment Certificates         197       205    (3.6)
                                     --------  --------
               Total                    1,825     1,762     3.6
     Human Resources                    1,034       877    17.9
     Other Operating Expenses             366       297    23.1
                                     --------  --------
          Total Expenses                3,225     2,936     9.8
                                     --------  --------
Pretax Income                             885       755    17.2
Income Tax Provision                      291       252    15.5
                                     --------  --------
Net Income                               $594      $503    18.0
                                     ========  ========

(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                 (Unaudited)
(Dollars in millions, except where indicated)
                                       Quarter Ended
                                       December 31,      Percentage
                                       1996       1995    Inc/(Dec)
                                      ------     ------  ----------

Revenues, Net of Provisions              $601      $513    17.3%
Investments (billions)                  $28.6     $28.8    (0.4)
Client Contract Reserves (billions)     $28.9     $28.6     1.0
Shareholder's Equity (billions)          $3.2      $3.1     4.5
Return on Average Equity*                20.4%     19.4%    -

Life Insurance in Force (billions)      $67.3     $59.4    13.2
Assets Owned and/or Managed (billions):
     Assets managed for institutions    $37.3     $32.0    16.5
     Assets owned and managed for individuals:
          Owned Assets:
               Separate Account Assets   18.5      15.0    23.8
               Other Owned Assets        34.2      33.3     2.6
                                     --------   --------
                    Total Owned Assets   52.7      48.3     9.2
          Managed Assets                 59.4      49.2    20.6
                                     --------   --------
               Total                   $149.4    $129.5    15.3
                                     ========   ========
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets        $735      $556    32.2
          Other Owned Assets             $126      $211   (40.3)
     Total Managed Assets              $3,264    $2,918    11.9

Sales of Selected Products:
     Mutual Funds                      $3,686    $2,967    24.3
     Annuities                         $1,085      $763    42.2
     Investment Certificates             $233       $88     #
     Life and Other Insurance Sales      $131      $110    18.9

Number of Financial Advisors            8,340     7,945     5.0
Fees From Financial Plans (thousands) $13,205   $10,986    20.2
Product Sales Generated from Financial
     Plans as a Percentage of
      Total Sales                       64.9%     63.5%    -

* Excluding the effect of SFAS #115.

(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                         Selected Statistical Information
                         --------------------------------
                                  (Unaudited)
(Dollars in millions, except where indicated)
                                       Year Ended
                                       December 31,      Percentage
                                       1996       1995   Inc/(Dec)
                                      ------     ------  ----------

Revenues, Net of Provisions            $2,285    $1,929    18.5%
Investments (billions)                  $28.6     $28.8    (0.4)
Client Contract Reserves (billions)     $28.9     $28.6     1.0
Shareholder's Equity (billions)          $3.2      $3.1     4.5
Return on Average Equity*                20.4%     19.4%    -

Life Insurance in Force (billions)      $67.3     $59.4    13.2
Assets Owned and/or Managed (billions):
     Assets managed for institutions    $37.3     $32.0    16.5
     Assets owned and managed for individuals:
          Owned Assets:
               Separate Account Assets   18.5      15.0    23.8
               Other Owned Assets        34.2      33.3     2.6
                                     --------  --------
                    Total Owned Assets   52.7      48.3     9.2
          Managed Assets                 59.4      49.2    20.6
                                     --------  --------
               Total                   $149.4    $129.5    15.3
                                     ========  ========
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets      $1,937    $2,839   (31.8)
          Other Owned Assets            ($232)     $927     #
     Total Managed Assets              $9,063   $12,246   (26.0)

Sales of Selected Products:
     Mutual Funds                     $14,331   $10,202    40.5
     Annuities                         $4,311    $3,520    22.5
     Investment Certificates             $736    $1,467   (49.8)
     Life and Other Insurance Sales      $449      $383    17.1

Number of Financial Advisors            8,340     7,945     5.0
Fees From Financial Plans (thousands) $48,072   $40,828    17.7
Product Sales Generated from Financial
     Plans as a Percentage
      of Total Sales                    64.0%     64.1%    -

* Excluding the effect of SFAS #115.
# Denotes variance of more than 100%

(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)

(Dollars in millions
                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Revenues:
     Investment Income                                 $576
     Management and Distribution Fees                   327
     Other Revenues                                     166
                                                     -------
          Total Revenues                              1,069
                                                     -------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                     309
          Insurance                                     108
          Investment Certificates                        51
                                                     -------
               Total                                    468
     Human Resources                                    277
     Other Operating Expenses                            96
                                                     -------
          Total Expenses                                841
                                                     -------
Pretax Income                                           228
Income Tax Provision                                     73
                                                     -------
Net Income                                             $155
                                                     =======

                                                Quarter Ended
                                              September 30, 1996
                                              ------------------
Revenues:
     Investment Income                                 $560
     Management and Distribution Fees                   302
     Other Revenues                                     159
                                                     -------
          Total Revenues                              1,021
                                                     -------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                     303
          Insurance                                     102
          Investment Certificates                        45
                                                     -------
               Total                                    450
     Human Resources                                    259
     Other Operating Expenses                            82
                                                     -------
          Total Expenses                                791
                                                     -------

Pretax Income                                           230
Income Tax Provision                                     74
                                                     -------
Net Income                                             $156
                                                     =======

                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Revenues:
     Investment Income                                 $562
     Management and Distribution Fees                   296
     Other Revenues                                     159
                                                     -------
          Total Revenues                              1,017
                                                     -------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                     298
          Insurance                                     102
          Investment Certificates                        48
                                                     -------
               Total                                    448
     Human Resources                                    252
     Other Operating Expenses                            86
                                                     -------
          Total Expenses                                786
                                                     -------
Pretax Income                                           231
Income Tax Provision                                     78
                                                     -------
Net Income                                             $153
                                                     =======

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Revenues:
     Investment Income                                 $569
     Management and Distribution Fees                   279
     Other Revenues                                     155
                                                     -------
          Total Revenues                              1,003
                                                     -------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                     298
          Insurance                                     109
          Investment Certificates                        53
                                                     -------
               Total                                    460
     Human Resources                                    246
     Other Operating Expenses                           101
                                                     -------
          Total Expenses                                807
                                                     -------

Pretax Income                                           196
Income Tax Provision                                     66
                                                     -------
Net Income                                             $130
                                                     =======

                                                 Quarter Ended
                                               December 31, 1995
                                               -----------------
Revenues:
     Investment Income                                 $570
     Management and Distribution Fees                   261
     Other Revenues                                     142
                                                     -------
          Total Revenues                                973
                                                     -------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                     301
          Insurance                                     105
          Investment Certificates                        54
                                                      -------
               Total                                    460
     Human Resources                                    227
     Other Operating Expenses                            83
                                                      -------
          Total Expenses                                770
                                                      -------
Pretax Income                                           203
Income Tax Provision                                     70
                                                      -------
Net Income                                             $133
                                                      =======

(Preliminary)           American Express Financial Advisors
                        -----------------------------------
                          Selected Statistical Information
                          --------------------------------
                                   (Unaudited)

(Dollars in millions, except where indicated)
                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Revenues, Net of Provisions                            $601
Investments (billions)                                $28.6
Client Contract Reserves (billions)                   $28.9
Shareholder's Equity (billions)                        $3.2
Return on Average Equity*                             20.4%

Life Insurance in Force (billions)                    $67.3
Assets Owned and/or Managed (billions):
     Assets managed for institutions                  $37.3
     Assets owned and managed for individuals:
          Owned Assets:
               Separate Account Assets                 18.5
               Other Owned Assets                      34.2
                                                     -------
                    Total Owned Assets                 52.7
          Managed Assets                               59.4
                                                     -------
               Total                                 $149.4
                                                     =======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                      $735
          Other Owned Assets                           $126
     Total Managed Assets                            $3,264

Sales of Selected Products:
     Mutual Funds                                    $3,686
     Annuities                                       $1,085
     Investment Certificates                           $233
     Life and Other Insurance Sales                    $131

Number of Financial Advisors                          8,340
Fees From Financial Plans (thousands)               $13,205
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales             64.9%

                                                Quarter Ended
                                              September 30, 1996
                                              ------------------
Revenues, Net of Provisions                            $570
Investments (billions)                                $28.2
Client Contract Reserves (billions)                   $28.6
Shareholder's Equity (billions)                        $3.0
Return on Average Equity*                             20.2%

Life Insurance in Force (billions)                    $65.2
Assets Owned and/or Managed (billions):
     Assets managed for institutions                  $35.8
     Assets owned and managed for individuals:
          Owned Assets:
               Separate Account Assets                 17.5
               Other Owned Assets                      33.3
                                                     -------
                    Total Owned Assets                 50.8
          Managed Assets                               56.3
                                                     -------
               Total                                 $142.9
                                                     =======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                      $354
          Other Owned Assets                            $56
     Total Managed Assets                            $2,380

Sales of Selected Products:
     Mutual Funds                                    $3,313
     Annuities                                         $946
     Investment Certificates                           $182
     Life and Other Insurance Sales                    $109

Number of Financial Advisors                          8,092
Fees From Financial Plans (thousands)               $11,660
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales             64.7%


                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------

Revenues, Net of Provisions                            $570
Investments (billions)                                $27.9
Client Contract Reserves (billions)                   $28.3
Shareholder's Equity (billions)                        $2.9
Return on Average Equity*                             19.9%

Life Insurance in Force (billions)                    $63.0
Assets Owned and/or Managed (billions):
     Assets managed for institutions                  $34.8
     Assets owned and managed for individuals:
          Owned Assets:
               Separate Account Assets                 16.7
               Other Owned Assets                      33.0
                                                     -------
                    Total Owned Assets                 49.7
          Managed Assets                               54.0
                                                     -------
               Total                                 $138.5
                                                     =======

Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                      $390
          Other Owned Assets                          ($131)
     Total Managed Assets                            $2,254

Sales of Selected Products:
     Mutual Funds                                    $3,762
     Annuities                                       $1,125
     Investment Certificates                           $186
     Life and Other Insurance Sales                    $113

Number of Financial Advisors                          7,997
Fees From Financial Plans (thousands)               $11,584
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales             62.9%


                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------

Revenues, Net of Provisions                            $544
Investments (billions)                                $28.2
Client Contract Reserves (billions)                   $28.6
Shareholder's Equity (billions)                        $2.9
Return on Average Equity*                             19.6%

Life Insurance in Force (billions)                    $61.2
Assets Owned and/or Managed (billions):
     Assets managed for institutions                  $32.7
     Assets owned and managed for individuals:
          Owned Assets:
               Separate Account Assets                 15.8
               Other Owned Assets                      33.2
                                                     -------
                    Total Owned Assets                 49.0
          Managed Assets                               51.4
                                                     -------
               Total                                 $133.1
                                                     =======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                      $458
          Other Owned Assets                           (283)
     Total Managed Assets                            $1,165

Sales of Selected Products:
     Mutual Funds                                    $3,569
     Annuities                                       $1,155
     Investment Certificates                           $136
     Life and Other Insurance Sales                     $95

Number of Financial Advisors                          7,954
Fees From Financial Plans (thousands)               $11,623
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales             63.3%

                                                 Quarter Ended
                                               December 31, 1995
                                               -----------------

Revenues, Net of Provisions                            $513
Investments (billions)                                $28.8
Client Contract Reserves (billions)                   $28.6
Shareholder's Equity (billions)                        $3.1
Return on Average Equity*                             19.4%

Life Insurance in Force (billions)                    $59.4
Assets Owned and/or Managed (billions):
     Assets managed for institutions                  $32.0
     Assets owned and managed for individuals:
          Owned Assets:
               Separate Account Assets                 15.0
               Other Owned Assets                      33.3
                                                     -------
                    Total Owned Assets                 48.3
          Managed Assets                               49.2
                                                     -------
               Total                                 $129.5
                                                     =======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                      $556
          Other Owned Assets                           $211
     Total Managed Assets                            $2,918

Sales of Selected Products:
     Mutual Funds                                    $2,967
     Annuities                                         $763
     Investment Certificates                            $88
     Life and Other Insurance Sales                    $110

Number of Financial Advisors                          7,945
Fees From Financial Plans (thousands)               $10,986
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales             63.5%

* Excluding the effect of SFAS #115.

(Preliminary)                    American Express Bank
                               ---------------------
                                Statement of Income
                                -------------------
                                     (Unaudited)
(Dollars in millions)
                                       Quarter Ended
                                         December 31,   Percentage
                                       1996       1995   Inc/(Dec)
                                      ------     ------  ----------
Net Revenues:
     Interest Income                     $223      $232    (3.9%)
     Interest Expense                     140       155    (9.5)
                                     --------  --------
          Net Interest Income              83        77     7.4
     Commissions, Fees and
      Other Revenues                       57        62    (7.8)
     Foreign Exchange Income               16        19   (13.2)
                                     --------  --------
          Total Net Revenues              156       158    (1.0)
                                     --------  --------
Provision for Credit Losses                10         2     #
                                     --------  --------
Expenses:
     Human Resources                       56        57    (2.1)
     Other Operating Expenses              64        67    (5.5)
                                     --------  --------
          Total Expenses                  120       124    (4.0)
                                     --------  --------
Pretax Income                              26        32   (16.8)
Income Tax Provision                        9        11   (13.7)
                                     --------  --------
Net Income                                $17       $21   (18.4)
                                     ========  ========

# Denotes variance of more than 100%.

                              American Express Bank
                              ---------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)
(Dollars in millions)
                                       Year Ended
                                       December 31,
                                     -----------------   Percentage
                                       1996       1995    Inc/(Dec)
                                      ------     ------  ----------
Net Revenues:
     Interest Income                     $842      $925    (9.0%)
     Interest Expense                     536       604   (11.3)
                                     --------  --------
          Net Interest Income             306       321    (4.6)
     Commissions, Fees and
      Other Revenues                      213       243   (12.1)
     Foreign Exchange Income               72        79    (8.8)
                                     --------  --------
          Total Net Revenues              591       643    (7.9)
                                     --------  --------
Provision for Credit Losses                23         7     #
                                     --------  --------
Expenses:
     Human Resources                      224       248    (9.5)
     Other Operating Expenses             239       273   (12.6)
                                     --------  --------
          Total Expenses                  463       521   (11.1)
                                     --------  --------
Pretax Income                             105       115    (8.2)
Income Tax Provision                       37        38    (0.3)
                                     --------  --------
Net Income                                $68       $77   (12.1)
                                     ========  ========

# Denotes variance of more than 100%.

(Preliminary)                 American Express Bank
                              ---------------------
                         Selected Statistical Information
                         --------------------------------
                                     (Unaudited)
(Dollars in millions, except where indicated)
                                       Quarter Ended
                                       December 31,
                                     -----------------  Percentage
                                       1996       1995   Inc/(Dec)
                                      ------     ------ ----------

Investments (billions)                   $2.8      $2.5    11.8%
Total Loans (billions)                   $5.9      $5.4     8.3
Reserve for Credit Losses                $117      $111     5.6
Total Nonperforming Loans                 $35       $34     3.5
Other Real Estate Owned                   $36       $44   (18.5)
Deposits (billions)                      $8.7      $8.5     2.0
Shareholder's Equity                     $799      $837    (4.6)
Return on Average Assets*                0.55%     0.66%    -
Return on Average Common Equity*         8.89%    10.54%    -
Risk-Based Capital Ratios:
     Tier 1                              8.8%       8.9%    -
     Total                              12.5%      13.0%    -
Leverage Ratio                           5.6%       5.8%    -

* Excluding the effect of SFAS #115.

(Preliminary)                 American Express Bank
                              ---------------------
                          Selected Statistical Information
                          --------------------------------
                                   (Unaudited)
(Dollars in millions, except where indicated)
                                       Year Ended
                                       December 31,
                                     -----------------  Percentage
                                       1996       1995   Inc/(Dec)
                                      ------     ------ ----------

Investments (billions)                   $2.8      $2.5    11.8%
Total Loans (billions)                   $5.9      $5.4     8.3
Reserve for Credit Losses                $117      $111     5.6
Total Nonperforming Loans                 $35       $34     3.5
Other Real Estate Owned                   $36       $44   (18.5)
Deposits (billions)                      $8.7      $8.5     2.0
Shareholder's Equity                     $799      $837    (4.6)
Return on Average Assets*                0.57%     0.59%    -
Return on Average Common Equity*         9.22%     9.99%    -
Risk-Based Capital Ratios:
     Tier 1                              8.8%       8.9%    -
     Total                              12.5%      13.0%    -
Leverage Ratio                           5.6%       5.8%    -

* Excluding the effect of SFAS #115.

(Preliminary)           American Express Bank
                        ---------------------
                         Statement of Income
                         -------------------
                             (Unaudited)

(Dollars in millions)
                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Net Revenues:
     Interest Income                                  $223
     Interest Expense                                  140
                                                    -------
          Net Interest Income                           83
     Commissions, Fees and Other Revenues               57
     Foreign Exchange Income                            16
                                                    -------
          Total Net Revenues                           156
                                                    -------
Provision for Credit Losses                             10
                                                    -------
Expenses:
     Human Resources                                    56
     Other Operating Expenses                           64
                                                    -------
          Total Expenses                               120
                                                    -------
Pretax Income                                           26
Income Tax Provision                                     9
                                                    -------
Net Income                                             $17
                                                    ======

                                                Quarter Ended
                                              September 30, 1996
                                              ------------------
Net Revenues:
     Interest Income                                  $206
     Interest Expense                                  128
                                                    -------
          Net Interest Income                           78
     Commissions, Fees and Other Revenues               57
     Foreign Exchange Income                            16
                                                    -------
          Total Net Revenues                           151
                                                    -------
Provision for Credit Losses                              5
                                                    -------
Expenses:
     Human Resources                                    59
     Other Operating Expenses                           59
                                                    -------
          Total Expenses                               118
                                                    -------

Pretax Income                                           28
Income Tax Provision                                    10
                                                    -------
Net Income                                             $18
                                                    =======

                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Net Revenues:
     Interest Income                                  $207
     Interest Expense                                  135
                                                    -------
          Net Interest Income                           72
     Commissions, Fees and Other Revenues               48
     Foreign Exchange Income                            20
                                                    -------
          Total Net Revenues                           140
                                                    -------
Provision for Credit Losses                              4
                                                    -------
Expenses:
     Human Resources                                    54
     Other Operating Expenses                           60
                                                    -------
          Total Expenses                               114
                                                    -------
Pretax Income                                           22
Income Tax Provision                                     8
                                                    -------
Net Income                                             $14
                                                    =======

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Net Revenues:
     Interest Income                                  $211
     Interest Expense                                  134
                                                    -------
          Net Interest Income                           77
     Commissions, Fees and Other Revenues               49
     Foreign Exchange Income                            20
                                                    -------
          Total Net Revenues                           146
                                                    -------
Provision for Credit Losses                              4
                                                    -------
Expenses:
     Human Resources                                    56
     Other Operating Expenses                           57
                                                    -------
          Total Expenses                               113
                                                    -------
Pretax Income                                           29
Income Tax Provision                                    10
                                                    -------
Net Income                                             $19
                                                    =======

                                                Quarter Ended
                                               December 31, 1995
                                               -----------------
Net Revenues:
     Interest Income                                  $232
     Interest Expense                                  155
                                                    -------
          Net Interest Income                           77
     Commissions, Fees and Other Revenues               62
     Foreign Exchange Income                            19
                                                    -------
          Total Net Revenues                           158
                                                    -------
Provision for Credit Losses                              2
                                                    -------
Expenses:
     Human Resources                                    57
     Other Operating Expenses                           67
                                                    -------
          Total Expenses                               124
                                                    -------
Pretax Income                                           32
Income Tax Provision                                    11
                                                    -------
Net Income                                             $21
                                                    =======

(Preliminary)             American Express Bank
                          ---------------------
                     Selected Statistical Information
                     --------------------------------
                              (Unaudited)

(Dollars in millions, except where indicated)

                                                 Quarter Ended
                                               December 31, 1996
                                               -----------------
Investments (billions)                                $2.8
Total Loans (billions)                                $5.9
Reserve for Credit Losses                             $117
Total Nonperforming Loans                              $35
Other Real Estate Owned                                $36
Deposits (billions)                                   $8.7
Shareholder's Equity                                  $799
Return on Average Assets*                            0.55%
Return on Average Common Equity*                     8.89%
Risk-Based Capital Ratios:
     Tier 1                                           8.8%
     Total                                           12.5%
Leverage Ratio                                        5.6%

                                                Quarter Ended
                                              September 30, 1996
                                              ------------------
Investments (billions)                                $2.5
Total Loans (billions)                                $5.6
Reserve for Credit Losses                             $116
Total Nonperforming Loans                              $31
Other Real Estate Owned                                $34
Deposits (billions)                                   $8.4
Shareholder's Equity                                  $777
Return on Average Assets*                            0.62%
Return on Average Common Equity*                     9.61%
Risk-Based Capital Ratios:
     Tier 1                                           9.0%
     Total                                           12.8%
Leverage Ratio                                        6.0%


                                                   Quarter Ended
                                                   June 30, 1996
                                                   -------------
Investments (billions)                                $2.1
Total Loans (billions)                                $5.5
Reserve for Credit Losses                             $113
Total Nonperforming Loans                              $38
Other Real Estate Owned                                $48
Deposits (billions)                                   $7.8
Shareholder's Equity                                  $755
Return on Average Assets*                            0.49%

Return on Average Common Equity*                     7.83%
Risk-Based Capital Ratios:
     Tier 1                                           9.1%
     Total                                           12.9%
Leverage Ratio                                        5.8%

                                                  Quarter Ended
                                                  March 31, 1996
                                                  --------------
Investments (billions)                                $2.4
Total Loans (billions)                                $5.3
Reserve for Credit Losses                             $110
Total Nonperforming Loans                              $35
Other Real Estate Owned                                $43
Deposits (billions)                                   $8.1
Shareholder's Equity                                  $746
Return on Average Assets*                            0.64%
Return on Average Common Equity*                    10.57%
Risk-Based Capital Ratios:
     Tier 1                                           9.0%
     Total                                           12.9%
Leverage Ratio                                        5.5%


                                                 Quarter Ended
                                               December 31, 1995
                                               -----------------
Investments (billions)                                $2.5
Total Loans (billions)                                $5.4
Reserve for Credit Losses                             $111
Total Nonperforming Loans                              $34
Other Real Estate Owned                                $44
Deposits (billions)                                   $8.5
Shareholder's Equity                                  $837
Return on Average Assets*                            0.66%
Return on Average Common Equity*                    10.54%
Risk-Based Capital Ratios:
     Tier 1                                           8.9%
     Total                                           13.0%
Leverage Ratio                                        5.8%


* Excluding the effect of SFAS #115.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         AMERICAN EXPRESS COMPANY


                         By:    /s/ Stephen P. Norman
                                ----------------------------
                         Name:  Stephen P. Norman
                         Title: Secretary



Dated:  January 28, 1997